Statements of Changes in Net Assets Available for Benefits - EBP 003 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 173,053,292	$ 142,663,547
Interest	1,664,890	1,731,529
Dividends	13,930,125	11,395,357
Total investment income	188,648,307	155,790,433
Interest income on notes receivable from participants	838,832	744,807
Contributions:
Employer	22,711,664	20,931,444
Participant	43,873,455	39,882,771
Rollover	12,162,088	6,014,718
Total contributions	78,747,207	66,828,933
Total additions	268,234,346	223,364,173
Deductions from net assets attributed to:
Benefits paid to participants	117,121,252	114,674,121
Administrative expenses	286,714	249,785
Total deductions	117,407,966	114,923,906
Net increase	150,826,380	108,440,267
Transfer in due to plan merger	4,131,766	2,220,585
Net assets available for benefits
Beginning of year	1,129,668,892	1,019,008,040
End of year	$ 1,284,627,038	$ 1,129,668,892